Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of March 17, 2006 (this “Amendment”), to (a) the THREE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of December 21, 2004 (as amended by Amendment No. 1 dated as of November 4, 2005 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONVERGYS CORPORATION, an Ohio corporation (the “Borrower”), the lenders party thereto (the “Lenders”), the Syndication Agent and Documentation Agents referred to therein and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), (b) the GUARANTEE AGREEMENT dated as of December 21, 2004 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among CONVERGYS INFORMATION MANAGEMENT GROUP INC. (“CIMG”), CONVERGYS CUSTOMER MANAGEMENT GROUP INC. (“CCMG” and, together with CIMG, the “Guarantors”) and the Administrative Agent and (c) the Indemnity, Subrogation and Contribution Agreement dated as of December 21, 2004 (as amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among the Borrower, the Guarantors and the Administrative Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower.

B. Convergys Customer Management Canada Inc., a New Brunswick corporation (“CMG Canada”), is a Subsidiary of the Borrower referenced in Section 5.09 of the Credit Agreement. CMG Canada intends to transfer substantially all of its assets and liabilities to Convergys CMG Canada Limited Partnership, a to be formed Manitoba limited partnership (the “LP”), pursuant to the following steps:

1.	CMG Canada will be “continued” into Nova Scotia as a company limited by shares.

2.	CMG Canada and Convergys New Brunswick Inc. (“Convergys New Brunswick”), a to be formed New Brunswick corporation, will form the LP. CMG Canada will transfer all of its assets and liabilities to the LP and CMG Canada will own a 99% limited partnership interest in the LP. Convergys New Brunswick will own a 1% general partnership interest in the LP.

3.	CMG Canada will be amalgamated with 3117091 Nova Scotia Company, a Nova Scotia unlimited liability company (“3117091”), to form CCM LP ULC. CCM LP ULC will be a Nova Scotia unlimited liability company.

C. The Borrower and the Guarantors have requested that the Lenders agree to amend the Credit Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement to permit CMG Canada, the LP and CCM LP to incur Indebtedness in an aggregate amount of up to Cdn.$110,000,000 without becoming Guarantors pursuant to Section 5.09 of the Credit Agreement, all as provided herein. The Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined in Section 5 below), Section 5.09 of the Credit Agreement is amended by replacing clause (iii) in the parenthetical in such Section with the text “(iii) Indebtedness of any of (A) Convergys Customer Management Canada Inc., a New Brunswick corporation, (B) Convergys CMG Canada Limited Partnership, a Manitoba limited partnership and (C) CCM LP ULC, a Nova Scotia unlimited liability company, provided that the sum of the aggregate amount of Indebtedness outstanding at any one time of the entities referred to in clauses (A) through (C) above shall not exceed Cdn.$110,000,000”.

SECTION 2. Amendments to the Guarantee Agreement. Effective as of the Amendment No. 2 Effective Date, the Guarantee Agreement is amended as follows:

(a) the first sentence of Section 19 of the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any direct subsidiary of the Borrower that was such a direct subsidiary on the date hereof) that shall incur, create or permit to exist any Indebtedness (other than (i) Intercompany Indebtedness, (ii) Indebtedness of the type described in clauses (d), (e) and (h) of the definition of “Indebtedness”, (iii) Indebtedness of any of (A) Convergys Customer Management Canada Inc., a New Brunswick corporation, (B) Convergys CMG Canada Limited Partnership, a Manitoba limited partnership and (C) CCM LP ULC, a Nova Scotia unlimited liability company, provided that the sum of the aggregate amount of Indebtedness outstanding at any one time of the entities referred to in clauses (A) through (C) above shall not exceed Cdn.$110,000,000, (iv) Indebtedness of Convergys EMEA Limited, an English Subsidiary of the Borrower in an aggregate amount not to exceed $30,000,000, (v) Indebtedness of Convergys India Services Private Limited, an Indian Subsidiary of Borrower, in an aggregate amount not to exceed $15,000,000 and (vi) other Indebtedness of Non-U.S. Subsidiaries in a principal amount at any time not greater than $10,000,000 for any Non-U.S. Subsidiary or $30,000,000 in aggregate for all Non-U.S. Subsidiaries, or the equivalent of either such amount in one or more foreign currencies), is required promptly to enter into this Agreement as a Guarantor upon becoming a Subsidiary.”

(b) the second sentence of recital C of Annex I to the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any direct subsidiary of the Borrower that was such a direct subsidiary on the date hereof) that shall incur, create or permit to exist any Indebtedness (other than (i) Intercompany Indebtedness, (ii) Indebtedness of the type described in clauses (d), (e) and (h) of the definition of “Indebtedness”, (iii) Indebtedness of any of (A) Convergys Customer Management Canada Inc., a New Brunswick corporation, (B) Convergys CMG Canada Limited Partnership, a Manitoba limited partnership and (C) CCM LP ULC, a Nova Scotia unlimited liability company, provided that the sum of the aggregate amount of Indebtedness outstanding at any one time of the entities referred to in clauses (A) through (C) above shall not exceed Cdn.$110,000,000, (iv) Indebtedness of Convergys EMEA Limited, an English Subsidiary of the Borrower in an aggregate amount not to exceed $30,000,000, (v) Indebtedness of Convergys India Services Private Limited, an Indian Subsidiary of Borrower, in an aggregate amount not to exceed $15,000,000 and (vi) other Indebtedness of Non-U.S. Subsidiaries in a principal amount at any time not greater than $10,000,000 for any Non-U.S. Subsidiary or $30,000,000 in aggregate for all Non-U.S. Subsidiaries, or the equivalent of either such amount in one or more foreign currencies), is required promptly to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary.”

SECTION 3. Amendments to the Indemnity, Subrogation and Contribution Agreement. Effective as of the Amendment No. 2 Effective Date, the Indemnity, Subrogation and Contribution Agreement is amended as follows:

(a) the first sentence of Section 11 of the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any direct subsidiary of the Borrower that was such a direct subsidiary on the date hereof) that shall incur, create or permit to exist any Indebtedness (other than (i) Intercompany Indebtedness, (ii) Indebtedness of the type described in clauses (d), (e) and (h) of the definition of “Indebtedness”, (iii) Indebtedness of any of (A) Convergys Customer Management Canada Inc., a New Brunswick corporation, (B) Convergys CMG Canada Limited Partnership, a Manitoba limited partnership and (C) CCM LP ULC, a Nova Scotia unlimited liability company, provided that the sum of the aggregate amount of Indebtedness outstanding at any one time of the entities referred to in clauses (A) through (C) above shall not exceed Cdn.$110,000,000, (iv) Indebtedness of Convergys EMEA Limited, an English Subsidiary of the Borrower in an aggregate amount not to exceed $30,000,000, (v) Indebtedness of Convergys India Services Private Limited, an Indian Subsidiary of Borrower, in an aggregate amount not to exceed $15,000,000 and (vi) other Indebtedness of Non-U.S. Subsidiaries in a principal amount at any time not greater than $10,000,000 for any Non-U.S. Subsidiary or $30,000,000 in aggregate for all Non-U.S. Subsidiaries, or the equivalent of either such amount in one or more foreign currencies), is required promptly to enter into this Agreement as a Guarantor upon becoming a Subsidiary.”

(b) the second sentence of recital C of Annex I to the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any direct subsidiary of the Borrower that was such a direct subsidiary on the date hereof) that shall incur, create or permit to exist any Indebtedness (other than (i) Intercompany Indebtedness, (ii) Indebtedness of the type described in clauses (d), (e) and (h) of the definition of “Indebtedness”, (iii) Indebtedness of any of (A) Convergys Customer Management Canada Inc., a New Brunswick corporation, (B) Convergys CMG Canada Limited Partnership, a Manitoba limited partnership and (C) CCM LP ULC, a Nova Scotia unlimited liability company, provided that the sum of the aggregate amount of Indebtedness outstanding at any one time of the entities referred to in clauses (A) through (C) above shall not exceed Cdn.$110,000,000, (iv) Indebtedness of Convergys EMEA Limited, an English Subsidiary of the Borrower in an aggregate amount not to exceed $30,000,000, (v) Indebtedness of Convergys India Services Private Limited, an Indian Subsidiary of Borrower, in an aggregate amount not to exceed $15,000,000 and (vi) other Indebtedness of Non-U.S. Subsidiaries in a principal amount at any time not greater than $10,000,000 for any Non-U.S. Subsidiary or $30,000,000 in aggregate for all Non-U.S. Subsidiaries, or the equivalent of either such amount in one or more foreign currencies), is required promptly to enter into the Indemnity, Subrogation and Contribution Agreement as a Guarantor upon becoming a Subsidiary.”

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and the Guarantors represents and warrants to each of the Lenders and the Administrative Agent that (a) each of the Borrower and the Guarantors has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment, (b) this Amendment has been duly authorized, executed and delivered by each of the Borrower and the Guarantors, (c) each of this Amendment, the Credit Agreement (as modified hereby) and the Indemnity, Subrogation and Contribution Agreement (as modified hereby) constitutes the Borrower’s, and each of this Amendment, the Guarantee Agreement (as modified hereby) and the Indemnity, Subrogation and Contribution Agreement (as modified hereby) constitutes each Guarantor’s, legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), (d) the execution, delivery and performance of this Amendment will not violate or result in a default under any material indenture or other material agreement or instrument binding upon any Loan Party or on its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and will not result in the creation or imposition thereunder of any Lien on any material asset of any Loan Party and (e) after giving effect to this Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the first date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each Guarantor and the Required Lenders and (b) the assets of CMG Canada are transferred to the LP, and the Borrower shall have notified the Administrative Agent of such transfer (such first date, the “Amendment No. 2 Effective Date”).

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement specifically referred to herein. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement. After the Amendment No. 2 Effective Date, any reference to any Loan Document shall mean such Loan Document, as modified hereby.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their duly authorized officers, all as of the date and year first above written.

CONVERGYS CORPORATION,

by
Name:	Dennis B. Taffe
Title:	Treasurer

CONVERGYS INFORMATION MANAGEMENT GROUP INC., as Guarantor,

by
Name:	Dennis B. Taffe
Title:	Treasurer

CONVERGYS CUSTOMER MANAGEMENT GROUP INC., as Guarantor,

by
Name:	Dennis B. Taffe
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., individually in its capacity as a Lender and in its capacity as Administrative Agent,

by
Name:
Title:

Signature page to

Amendment No. 2 to the

Convergys Corporation Credit Agreement

To approve this Amendment:

Institution:                                                                             ,

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title: